UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K
                             CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              August 24, 2001
               Date of Report (Date of earliest event reported)

                                                    TDK Mediactive, Inc.,
           (Exact name of registrant as specified in its charter)

        Delaware                 0-28604                   95-4264046
(State or other jurisdiction   (Commission              (IRS Employer of
incorporation)                  File Number)            Identification No.)

         26115 Mureau Road, Suite B, Calabasas, California  91302-3126
              (Address of principal executive offices)      (Zip Code)


                                (818) 878-0505
            (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

     On August 24, 2001, TDK Mediactive, Inc. (the "Company") has signed an amendment to its loan and security agreement (the "Loan Agreement")with TDK USA Corporation, a New York corporation ("TDK")increasing its borrowing under the short-term, revolving loan to $20,000,000, the additional proceeds of which will be used by the Company for working capital. The Loan is secured by certain personal property of the Company and the Loan Agreement as amended contains representations, warranties, covenants, and conditions customary for a transaction of this size and nature.

     A copy of the Loan Agreement and the related press release are attached as exhibits hereto and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

             10.1 First Amendment to Loan and Security Agreement, dated as of August 24, 2001, by and between TDK Mediactive, Inc. and TDK
             USA Corporation.

       99.1     Press release dated August 24, 2001 of TDK Mediactive, Inc.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TDK Mediactive, Inc.

                                 By: /s/ Martin G. Paravato
                                     ------------------------------
                                      Martin G. Paravato
                                      Chief Financial Officer


Date: August 28, 2001